                                                                   EXHIBIT 24
                                                                   ----------

                                POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Louis S. Fisi his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign the Form S-8 Registration Statement, any amendments thereto and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

SIGNATURE                           TITLE                               DATE
---------                           -----                               ----

/s/ WAYNE R. HELLMAN                Chief Executive Officer,            February 3, 1998
--------------------------          Chairman and Director
Wayne R. Hellman

--------------------------          Executive Vice President,           February __, 1998
Louis S. Fisi                       Secretary and Director

/s/ NICHOLAS R. SUCIC               Chief Financial Officer,            February 3, 1998
--------------------------          Treasurer
Nicholas R. Sucic

                                    Director                            February __, 1998
--------------------------
Theodore A. Filson

/s/ FRANCIS H. BEAM                 Director                            February 3, 1998
--------------------------
Francis H. Beam

                                    Director                            February __, 1998
--------------------------
Susumu Harada

                                    Director                            February __, 1998
--------------------------
A Gordon Tunstall

/s/ ALAN J. RUUD                    Director                            February 4, 1998
--------------------------
Alan J. Ruud

/s/ JOHN R. BUERKLE                 Director                            February 4, 1998
--------------------------
John R. Buerkle